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                                                                 EXHIBIT 10.1(c)

                                                                [EXECUTION COPY]



                     SCAP PLEDGE AND SECURITY AGREEMENT II

         THIS PLEDGE AND SECURITY AGREEMENT, dated as of July 25, 1994, made by SCAP ASSOCIATES, L.L.C., a Delaware limited liability corporation (the "Grantor"), in favor of CONTINENTAL BANK, an Illinois banking corporation, as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of the Credit Parties (as defined below),

                              W I T N E S S E T H:

         WHEREAS, it is a condition precedent to the making of the Loans under the Term Loan Agreement (as defined below) that the Grantor execute and deliver this Agreement; and

         WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement (as defined below) that the Grantor execute and deliver this Agreement; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce Continental (as defined below) to make Loans pursuant to the Term Loan Agreement and IRHC (as defined below) to consummate the transactions contemplated by the Purchase Agreement, the Grantor agrees, for the benefit of each Credit Party, as follows:


                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Agreement" means this Agreement, as amended or otherwise modified from time to time.

         "Collateral" is defined in Section 2.1.

         "Collateral Agent" is defined in the preamble.
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         "Continental" means Continental Bank, an Illinois banking corporation.

         "Credit Document" means the Term Loan Agreement and each other Loan Document, the IRHC Notes and each other document relating thereto.

         "Credit Obligor" means any Obligor under any Loan Document or any obligor (other than IRHC or any of its affiliates) under the Purchase Agreement, either IRHC Note or any document relating thereto.

         "Credit Obligation" means any Obligation under any Loan Document or any obligation of any Credit Obligor under the Purchase Agreement, either IRHC Note or any related document.

         "Credit Parties" means Continental and IRHC.

         "Debtors" means the Grantor and SCHC.

         "Distributions" means all stock dividends, dividends payable in trust interests, liquidating dividends, shares of stock or trust interests resulting from (or in connection with the exercise of) splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other securities constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Interests or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Grantor" is defined in the preamble.

         "IRHC" means Itel Rail Holding Corporation, a Delaware corporation.

         "IRHC Notes" means the IRHC/SCAP Note and the IRHC/SCHC Note.

         "IRHC/SCAP Note" means the promissory note, dated as of July 25, 1994, made by the Grantor payable to the order of IRHC, as amended or otherwise modified from time to time.

         "IRHC/SCHC Note" means the promissory note, dated as of July 25, 1994, made by SCHC payable to the order of IRHC, as amended or otherwise modified from time to time.





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         "Pledged Interest Issuer" means each Person identified in Item B of
Attachment 1 hereto as the issuer of the Pledged Interests identified opposite the name of such Person.

         "Pledged Interests" means all shares of capital stock or trust interests of any Pledged Interest Issuer which are delivered by the Grantor to the Collateral Agent as Pledged Property hereunder.

         "Pledged Property" means all Pledged Interests and all other pledged shares of capital stock, pledged trust interests, all other securities, and all other instruments which are now being delivered by the Grantor to the Collateral Agent or may from time to time hereafter be delivered by the Grantor to the Collateral Agent for the purpose of pledge under this Agreement and all proceeds of any of the foregoing.

         "Purchase Agreement" means the Purchase Agreement, dated as of June 23, 1994, among the Grantor, IRHC and Itel Corporation, a Delaware corporation, as amended or otherwise modified from time to time.

         "SCHC" means Signal Capital Holdings Corporation, a Delaware corporation.

         "Secured Obligations" means, collectively, all obligations of the Grantor now or hereafter existing under

                 (a)  this Agreement;

                 (b)  the Term Loan Agreement;

                 (c)  the SCAP Guaranty II, and

                 (d)  the IRHC/SCAP Note,

whether for principal, interest, costs, fees, expenses, or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due.

         "Term Loan Agreement" means the Term Loan Agreement, dated as of July 25, 1994, among the Grantor, SCHC and Continental, as amended or otherwise modified from time to time.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1.2. Term Loan Agreement Definitions. Unless otherwise defined herein or the context otherwise requires,





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terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Term Loan Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Term Loan Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II
                           GRANT OF SECURITY INTEREST

         SECTION 2.1. Grant of Security Interest. The Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Agent for the benefit of each of the Credit Parties, and hereby grants to the Collateral Agent for the benefit of each of the Credit Parties, a continuing security interest in, all of the following property (the "Collateral"):

                 (a) the issued and outstanding shares of capital stock or trust interests of each Pledged Interest Issuer identified in Attachment 1 hereto;

                 (b) all other shares or trust interest in any Pledged Interest Issuer issued to the Grantor from time to time;

                 (c) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Agreement;

                 (d) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property;

                 (e) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (d) of this Section and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

         SECTION 2.2. Security for Secured Obligations. This Agreement secures the payment in full of all of the Secured Obligations.

         SECTION 2.3. Delivery of Pledged Property. All certificates or instruments (if any) representing or evidencing





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any Collateral, including all Pledged Interests, and all shares or trust interests in any Pledged Interest Issuer issued to the Grantor from time to time shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION 2.4. Dividends on Pledged Interests. All Dividends shall be paid directly to the Collateral Agent.

         SECTION 2.5. Continuing Security Interest; Transfer. This Agreement shall create a continuing security interest in the Collateral and shall

                 (a) remain in full force and effect until payment in full of all Secured Obligations,

                 (b) be binding upon the Grantor and its successors, transferees and assigns, and

                 (c) inure to the benefit of the Collateral Agent and each Credit Party.

Without limiting the foregoing clause (c), any Credit Party may assign or otherwise transfer (in whole or in part) any Secured Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Credit Party under this Agreement or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the applicable provisions of the relevant Credit Document. Upon the payment in full of all Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Interests, together with all other Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         SECTION 2.6. Security Interest Absolute. All rights of the Collateral Agent and the Credit Parties and the security interests granted to the Collateral Agent hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of





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                 (a)  any lack of validity or enforceability of the Term Loan
         Agreement, any IRHC Note or any other Credit Document,

                 (b)  the failure of the Collateral Agent or any Credit Party

                           (i) to assert any claim or demand or to enforce any right or remedy against either Debtor, any other Credit Obligor or any other Person under the provisions of the Term Loan Agreement, either IRHC Note or any other Credit Document or otherwise, or

                           (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations,

                 (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

                 (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations,

                 (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Term Loan Agreement, either IRHC Note or any other Credit Document,

                 (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

                 (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, either Debtor, any other Credit Obligor, any surety or any guarantor.

         SECTION 2.7. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain





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liable under any contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent or any Credit Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral, and (c) neither the Collateral Agent nor any Credit Party shall have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral nor any Credit Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.8. Waiver of Subrogation. The Grantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against either Debtor or any other Credit Obligor that arise from the existence, payment, performance or enforcement of the Grantor's obligations under this Agreement or any other Credit Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Collateral Agent or either Credit Party against either Debtor or any other Credit Obligor or any collateral which the Collateral Agent or either Credit Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from either Debtor or any other Credit Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Grantor in violation of the preceding sentence and the Secured Obligations shall not have been paid in cash in full, such amount shall be deemed to have been paid to the Grantor for the benefit of, and held in trust for, the Collateral Agent, and shall forthwith be paid to the Collateral Agent for the benefit of the Credit Parties to be credited and applied upon the Secured Obligations, whether matured or unmatured. The Grantor acknowledges that it will receive direct and indirect benefits from the financing and other arrangements contemplated by the Term Loan Agreement and the Purchase Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. The Grantor represents and warrants unto the Collateral Agent and each Credit Party, as at the date hereof and of each subjection of





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any Pledged Interest to the lien hereof, as set forth in this Article.

         SECTION 3.1.1. Ownership, No Liens, etc. The Grantor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except as permitted by the Loan Documents and the IRHC Notes. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as permitted by the Loan Documents and the IRHC Notes.

         SECTION 3.1.2. Valid Security Interest. The execution and delivery of this Agreement, together with (a) in the case of Collateral in which a security interest may be perfected by possession, the delivery of such Collateral to the Collateral Agent, or (b) in the case of Collateral in which a security interest may be perfected by filing financing statements, the filing in the appropriate filing offices of the financing statements which have been delivered to the Collateral Agent, are or will be effective to create a valid, perfected, first priority security interest in all of the Collateral, and all proceeds thereof, as security for the Secured Obligations. No other filing or other action is necessary to perfect or protect such Security Interest.

         SECTION 3.1.3. As to Pledged Interests. In the case of any Pledged Interests constituting such Collateral, all of such Pledged Interests are duly authorized and validly issued, fully paid, and non-assessable.

         SECTION 3.1.4. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

                 (a) for the pledge by the Grantor of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by the Grantor, or

                 (b) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement, or, except with respect to any Pledged Interests, as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Agreement.





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         SECTION 3.1.5.  Compliance with Laws.  The Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Grantor or the value of the Collateral or the worth of the Collateral as collateral security.


                                   ARTICLE IV
                                   COVENANTS

         SECTION 4.1. Protect Collateral; Further Assurances, etc. (a) The Grantor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except if and to the extent permitted by the Credit Documents). The Grantor will warrant and defend the right and title herein granted unto the Collateral Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Grantor agrees that at any time, and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         (b) Without limiting the generality of the foregoing, the Grantor will execute such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

         (c) The Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (d) The Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection





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with the Collateral as the Collateral Agent may reasonable request, all in reasonable detail.

         SECTION 4.2. Stock Powers, Transfer Instruments, etc. The Grantor agrees that any Pledged Interests (and any other shares of capital stock or trust interests constituting Collateral) that are evidenced by certificates and are delivered by the Grantor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Collateral Agent. The Grantor will, from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence of any Event of Default, promptly transfer any Pledged Interests or other securities constituting Collateral into the name of any nominee designated by the Collateral Agent.

         SECTION 4.3. Continuous Security Agreement. The Grantor will, at all times, keep pledged to the Collateral Agent pursuant hereto all Pledged Interests and all other securities constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Grantor in respect of any Collateral.

         SECTION 4.4.  Voting Rights; Dividends, etc.  The Grantor agrees:


                 (a) promptly upon receipt thereof by the Grantor and without any request therefor by the Collateral Agent, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with Section 6.3; and

                 (b) after any Event of Default shall have occurred and be continuing and the Collateral Agent has notified the Grantor of the Collateral Agent's intention to exercise its voting power under this
         Section 4.4(b)

                           (i) the Collateral Agent may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other securities constituting





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                 Collateral and the Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral, and

                           (ii) promptly to deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Grantor but which the Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Grantor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in
Section 4.4(b), the Grantor shall have the exclusive voting power with respect to any shares of capital stock or trust interests (including any of the Pledged Interests) constituting Collateral and the Collateral Agent shall, upon the written request of the Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are necessary to allow the Grantor to exercise voting power with respect to any such securities (including any of the Pledged Interests) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would impair any Collateral or be inconsistent with or violate any provision of the Term Loan Agreement, any IRHC Note or any other Credit Document (including this Agreement).

         SECTION 4.5. Offices. The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at its offices at 885 Third Avenue, Suite 2400, New York, New York, or, upon 30 days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all action required by Section 4.1(b) shall have been taken with respect to the Collateral. The Grantor will hold and preserve such records and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records.

         SECTION 4.6.  Transfers and Other Liens.  The Grantor shall not:

                 (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.





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                 (b)  Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure Debt of any person or entity, except as permitted by the Credit Documents.

         SECTION 4.7. Additional Undertakings. The Grantor will not, without the prior written consent of the Collateral Agent take or omit to take any action the taking or the omission of which would result in any impairment or alteration of Collateral.


                                   ARTICLE V
                              THE COLLATERAL AGENT

         SECTION 5.1. Collateral Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                 (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above; and

                 (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral.

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. Collateral Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in





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connection therewith shall be payable by the Grantor pursuant to Section 6.4.

         SECTION 5.3. Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

         (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the




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         time after which any private sale is to be made shall
         constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and placed fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (b)  The Collateral Agent may

                           (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in the Grantor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral, and

                           (vi) execute (in the name, place and stead of the Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 6.2. Compliance with Restrictions. The Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to the Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.3. Application of Proceeds. All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall, be held by the Collateral Agent to be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 6.4) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations, shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 6.4. Indemnity and Expenses. The Grantor hereby indemnifies and holds harmless the Collateral Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Collateral Agent's gross negligence or wilful misconduct. Upon demand, the Grantor will pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with:

                 (a) the administration of this Agreement, the Term Loan Agreement, either IRHC Note and each other Loan Document;

                 (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                 (c) the exercise or enforcement of any of the rights of the Collateral Agent hereunder; or

                 (d) the failure by the Grantor to perform or observe any of the provisions hereof.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Amendments, etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Grantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 7.2. Protection of Collateral. The Collateral Agent may from time to time, at its option, perform any act which the Grantor agrees hereunder to perform and which the Grantor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.3. Addresses for Notices. All notices and other communications provided to any party pursuant to this Agreement shall be in writing (including telecopy) and addressed, delivered or transmitted to such party at its address or telecopy number set forth below or at such other address or telecopy number as may be designated by such party in a notice to the other party or parties:

Collateral Agent:
Continental Bank
231 South LaSalle Street
Chicago, Illinois  60697
Telephone:    312-828-8912
Telecopy:     312-828-3864
Attention:    L. Dustin Vincent, III
              Vice President

Continental:
Continental Bank
231 South LaSalle Street
Chicago, Illinois  60697
Telephone:    312-828-8912
Telecopy:     312-828-3864
Attention:    L. Dustin Vincent, III
              Vice President

IRHC:
Itel Rail Holdings Corporation
200 West Ninth Street Plaza
Wilmington, Delaware  19801
Telephone:    302-655-8894
Telecopy:     302-658-0468
Attention:    Secretary

with a copy to:

Itel Rail Holdings Corporation
2 North Riverside Plaza
Suite 1900
Chicago, Illinois  60606
Telephone:    312-902-1515
Telecopy:     312-902-1512
Attention:    General Counsel

The Grantor:
SCAP
885 Third Avenue
Suite 2400
New York, New York  10022
Telephone:    212-751-4110
Telecopy:     212-826-5617
Attention:    Douglas H. Wolf

Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by telecopy, shall be deemed given when transmitted with electronic confirmation of receipt.

         SECTION 7.4. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

         SECTION 7.5. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 7.6. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR

COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.7. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, ANY CREDIT PARTY OR THE GRANTOR WITH RESPECT HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         SECTION 7.8. Waiver of Jury Trial. THE COLLATERAL AGENT AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, ANY CREDIT PARTY OR THE GRANTOR WITH RESPECT HERETO. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS

AGREEMENT AND EACH SUCH OTHER CREDIT PARTY ENTERING INTO SUCH CREDIT DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as of the day and year first above written.

                           SCAP ASSOCIATES, L.L.C.


                           By:______________________________
                              Title:


                           CONTINENTAL BANK, as Collateral Agent


                           By: ______________________________
                              Title:

                                                                    ATTACHMENT 1
to Pledge and Security
                                                                       Agreement



Pledged Interests

Pledged Interest Issuer                    Interests


Signal Capital Holdings                                      100% of the
Grantor's shares of
Corporation                                                common stock of
Signal Capital
                              Holdings Corporation